Building a Premier Regional Financial Services Organization Second Quarter 2019 Financial Results July 23, 2019 Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including potential market impacts of efforts by the Federal Reserve Board to reduce the size of its balance sheet, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

2Q-19 Financial Highlights Source: Company reports Continued solid financial results At June 30, 2019: Total Assets $13.5 billion Total Loans (LHFI & Acquired) $9.2 billion Total Deposits $11.6 billion Banking Centers 193 Profitable Revenue Generation Loans held for investment (LHFI) increased $121.7 million, or 1.4%, from the prior quarter and $437.8 million, or 5.0%, year-over-year Revenue, excluding interest and fees on acquired loans, increased 7.6% linked- quarter and 5.3% year-over-year to total $155.4 million Net interest income (FTE) excluding acquired loans totaled $109.0 million, up 2.7% linked-quarter and 5.4% year-over-year The net interest margin (FTE), excluding acquired loans, was 3.60% in the second quarter, unchanged from the prior quarter and up 14 basis points year-over-year Noninterest income totaled $49.6 million in the second quarter, up 19.6% linked- quarter and 4.7% year-over-year Expense Management Core noninterest expense, which excludes ORE and intangible amortization, totaled $105.0 million, up 1.8% from the prior quarter and 2.3% year-over-year Credit Quality Nonperforming assets declined 5.0% in the second quarter and 16.7% year-over-year Credit quality remained solid; net charge-offs represented 0.05% of average loans Capital Management During the second quarter, repurchased approximately $13.0 million, or 398 thousand shares of common stock At June 30, 2019, Trustmark had $87.0 million in remaining authority under its existing stock repurchase program, which expires March 31, 2020 Q2-19 Net Income $42.1 million EPS – Diluted $0.65 ROAA 1.24% ROATCE 14.14% Dividends / Share $0.23 Tangible Equity / Tangible Assets 9.34% Total Risk-Based Capital Ratio 13.07%

Source: Company reports Loans Held for Investment (LHFI) Portfolio Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $373.0 million with outstanding balances of $137.6 million – representing 1.5% of total LHFI – at June 30, 2019 At June, 2019, nonaccrual energy-related loans represented 8.5% of outstanding energy-related loans and 13 basis points of outstanding LHFI  Focus on profitable, credit-disciplined loan growth continued LHFI Quarterly Change ($ in millions) LHFI by Type ($ in millions) $159 $122 $89 $68 Dollar Change:

Nonperforming loans decreased 6.3% and 13.8% from the prior quarter and year-over-year, respectively Other real estate declined 2.8% from the prior quarter and 21.2% year-over-year Collectively, nonperforming assets decreased 5.0% linked-quarter and 16.7% year-over-year Net charge-offs represented 0.05% of average loans in the second quarter Allowance for loan losses represented 383.19% of nonperforming loans, excluding specifically reviewed impaired loans Credit Risk Management Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) ALL includes allowances for both held for investment and acquired loans; total loans include held for investment and acquired loans (2) NPLs excludes specifically reviewed impaired loans Nonperforming Assets Allowance for Loan Losses/NPLs(2) Continued resolution of problem assets and solid asset quality metrics Dollar Change: $7 ($6) $(3) ($ in millions) ($4) ($3) ($1) 193% 207% 210% 203% 231% $(6) ($1)

Deposits totaled $11.6 billion at June 30, 2019, up $31.8 million, or 0.3%, from the prior quarter and $494.2 million, or 4.5%, from the prior year Cost of interest bearing deposits in the second quarter totaled 0.99%, up 6 basis points from the prior quarter Noninterest-bearing deposits represented 25% of average deposits in the second quarter Source: Company reports Attractive, Growing Deposit Base ($ in millions) Deposit Mix – Average Balance 27% 26% 26% 25% 25% 73% 74% 74% 75% 75% Total Deposits at June 30, 2019 – $11,567 ($ in millions) Deposit Mix by Type – Q2-19 Ending Balance 25% 32% 20% 16% 7%

Income Statement Highlights – Revenue Net Interest Income – FTE Net Interest Margin Noninterest Income ($ in millions) Net Interest Income on Acq. Loans Net Interest Income (excl. Income on Acq. Loans) Source: Company reports ($ in millions) Total revenue in the second quarter was $157.4 million, up 7.6% linked- quarter and 3.2% year-over-year Net interest income (FTE), excluding acquired loans, totaled $109.0 million in the second quarter, an increase of 2.7% from the prior quarter and 5.4% year-over-year Noninterest income totaled $49.6 million, up 19.6% linked-quarter and 4.7% year-over-year Mortgage banking revenue totaled $10.3 million in the second quarter, up $6.9 million linked-quarter and $1.2 million from the previous year. The linked-quarter change reflects a decrease in net negative hedge ineffectiveness as well as an increase in gain on sales of loans Mortgage loan production in the second quarter totaled $414.1 million, an increase of 46.1% from the prior quarter and 0.9% year-over-year Insurance revenue totaled $11.1 million in the second quarter, up 2.0% from the prior quarter and 3.3% from the prior year Wealth management revenue totaled $7.7 million in the second quarter, a 3.5% increase from the prior quarter and year-over-year

Income Statement Highlights – Noninterest Expense Source: Company reports (1) Excludes ORE and intangible amortization Core noninterest expense, which excludes ORE and intangible amortization, totaled $105.0 million in the second quarter, an increase of 1.8% from the prior quarter and 2.3% year-over-year Salaries and benefits increased $995 thousand from the prior quarter primarily due to higher insurance and mortgage commissions as of result of continued growth in those business lines Services and fees increased $1.0 million from the prior quarter primarily due to professional fees as well as new software investments designed to improve efficiency and customer experience Noninterest Expense ($ in millions) Core Noninterest Expense Noninterest Expense (excl. ORE, Intangible Amortization and One-time Charges) ORE and Intangible Amortization ($ in millions) (1)

Capital Management Source: Company reports During the second quarter, Trustmark repurchased approximately $13.0 million, or 398 thousand shares of its outstanding common stock. At June 30, 2019, Trustmark had $87.0 million in remaining authority under its existing stock repurchase program, which expires March 31, 2020. This repurchase program, which is subject to market conditions and management discretion, will be implemented through open market repurchases or privately negotiated transactions. Solid capital position reflects consistent profitability of diversified financial services businesses Tangible Equity / Tangible Assets Common Equity Tier 1 Capital Ratio Total Risk-based Capital Ratio

Profitable Revenue Generation Organic growth across banking, mortgage, insurance and wealth management businesses Expansion via mergers and acquisitions Leverage Technology Investments Enhance the customers’ experience Continuously improve productivity and efficiency Credit Quality Maintain disciplined underwriting and pricing Effective Risk Management and Compliance Enhance understanding and management of risk across the enterprise Ensure regulatory compliance Strategic Priorities to Enhance Shareholder Value